                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      25
                NOTES TO FINANCIAL STATEMENTS      30
               REPORT OF INDEPENDENT AUDITORS      34
                   DIVIDEND REINVESTMENT PLAN      35



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      37
                 RESULTS OF SHAREHOLDER VOTES      38

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

------------------------------
NYSE Ticker Symbol - VKA
------------------------------

                                                 MARKET(1)    NAV(2)
-------------------------------------------------------------------------
One-year total return                              17.27%      13.59%
-------------------------------------------------------------------------
Five-year average annual total return               5.71%       7.14%
-------------------------------------------------------------------------
Life-of-Trust average annual total return           6.01%       7.35%
-------------------------------------------------------------------------
Commencement date                                             9/25/92
-------------------------------------------------------------------------

Distribution rate as a % of closing common
share price(3)                                                  5.77%
-------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                   9.47%
-------------------------------------------------------------------------
Preferred share (Series A) rate(5)                              1.97%
-------------------------------------------------------------------------
Preferred share (Series B) rate(5)                              1.91%
-------------------------------------------------------------------------
Preferred share (Series C) rate(5)                              1.80%
-------------------------------------------------------------------------
Preferred share (Series D) rate(5)                              2.06%
-------------------------------------------------------------------------
Net asset value                                                $16.80
-------------------------------------------------------------------------
Closing common share price                                     $14.35
-------------------------------------------------------------------------
One-year high common share price (10/10/01)                  $14.7000
-------------------------------------------------------------------------
One-year low common share price (12/04/00)                   $12.6250
-------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 39.1% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  61.7%   [PIE CHART]
- AA/Aa..............  20.1%
- A/A................   9.4%
- BBB/Baa............   4.5%
- BB/Ba..............   3.7%
- Non-Rated..........   0.6%
As of October 31, 2000
- AAA/Aaa............  57.7%   [PIE CHART]
- AA/Aa..............  13.8%
- A/A................  16.6%
- BBB/Baa............  11.8%
- BB/Ba..............   0.1%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                           0.0670
12/00                                                                           0.0645
1/01                                                                            0.0645
2/01                                                                            0.0645
3/01                                                                            0.0645
4/01                                                                            0.0645
5/01                                                                            0.0645
6/01                                                                            0.0645
7/01                                                                            0.0645
8/01                                                                            0.0645
9/01                                                                            0.0690
10/01                                                                           0.0690

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
Health Care                                                                12.70                              10.60
Transportation                                                             12.20                              13.80
Retail Electric/Gas/Telephone                                               9.50                               6.20
Single-Family Housing                                                       9.20                              10.70
General Purpose                                                             9.10                              10.80

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1992 through October 2001) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/92                                                                      15.0000                            15.0000
                                                                          14.9600                            14.9600
                                                                          15.4000                            14.2500
                                                                          16.2100                            15.2500
                                                                          16.6300                            15.2500
9/93                                                                      17.2500                            16.1250
                                                                          17.0800                            15.7500
                                                                          15.1600                            14.0000
                                                                          14.9400                            14.2500
9/94                                                                      14.6500                            13.0625
                                                                          13.8800                            12.7500
                                                                          15.2400                            14.5000
                                                                          15.1800                            14.5000
9/95                                                                      15.3500                            13.8750
                                                                          16.2000                            14.6250
                                                                          15.4300                            14.8750
                                                                          15.2300                            14.6250
9/96                                                                      15.5600                            14.7500
                                                                          15.7600                            13.8750
                                                                          15.4100                            14.0000
                                                                          15.8900                            14.8750
9/97                                                                      16.3300                            15.0625
                                                                          16.6600                            15.3120
                                                                          16.6400                            15.2500
                                                                          16.6500                            15.3125
9/98                                                                      17.1100                            16.1250
                                                                          16.8700                            16.5000
                                                                          16.6800                            15.5625
                                                                          15.8500                            14.7500
9/99                                                                      15.2800                            13.5000
                                                                          14.6900                            12.7500
                                                                          15.0900                            12.6875
                                                                          15.0900                            12.6875
9/00                                                                      15.3800                            13.1875
                                                                          16.1700                            13.3750
                                                                          16.3700                            14.1200
                                                                          16.2000                            13.9000
                                                                          16.5500                            14.2000
10/01                                                                     16.8000                            14.3500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2001. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    For the 12 months ended October 31, 2001, the trust produced a total return of 17.27 percent based on market price. This reflects an increase in market price from $12.9375 per share on October 31, 2000, to $14.35 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.51 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   One of our main priorities over the
period revolved around maximizing the trust's total return within a disciplined interest rate risk profile, while protecting the trust's dividend when possible. One of our primary methods for doing this was to follow our value-oriented discipline to identify strong credits that offered attractive yield spreads. As interest rates trended lower over the period, we began to seek out higher-yielding credits in sectors that had been broadly out of favor with investors.

    The healthcare sector was a case in point. Hospitals have been under immense pressure to cut their budgets and deal with their financing problems, and their well-publicized difficulties had caused a wave of rating downgrades across the industry. We have long been aware of these difficulties, and have actively managed the trust's exposure by disposing of bonds from issuers that we thought were unlikely to deliver performance. That said, through careful issue selection during the period we were able to identify selected issuers that offered good yields with potential for spread tightening and price appreciation. In fact, healthcare bonds turned out to be one of the best-performing sectors this year, as credit conditions in the healthcare market seemed to have turned up and the general level of demand for higher-yielding municipal bonds increased.

    We found similar opportunities in the utility sector. After thorough analysis, we invested in selected names in the retail gas and electricity industries in the northwest. Our confidence in the creditworthiness of the issuers was boosted by the fact that the bonds carried credit insurance. The bonds offered what we believe were attractive yield spreads and a good possibility of tightening, so we added them to the portfolio.

    The general declining interest rate environment triggered a wave of call activity by issuers seeking to refinance their obligations at lower interest rates. As a result, many of the trust's issues were either called or prerefunded over the period. The trust benefited from much of this activity, since many of the credits that were called away were airline and airport bonds. Several of the trust's single-family housing bonds were also called.

    Where possible, we sold these called and prerefunded issues out of the portfolio before they came to term in order to take advantage of market opportunities. In those cases where we believed there were no more attractive opportunities in the market, we opted to hold on to the securities until term. We generally reinvested the proceeds into premium coupon intermediate duration bonds, usually in the 15 year range. Our analysis showed that these bonds, which offer an attractive potential combination of strong income and moderate volatility, had the best total-return potential going forward.

    The only significant shift in broad portfolio structure over the period was a general increase in its credit profile. Most of our intermediate purchases were either high grade or insured bonds which generally had higher credit quality than the bonds they replaced. The trust also benefited from its New York holdings, whose credit ratings rose along with that of the state for most of the period. Overall, the trust's long-term investments in credits rated AA or better increased by 10.3 percent over the period.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt.

Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  98.9%
           ALABAMA  0.5%
$ 1,000    Alabama Bldg Renovation Fin Auth Rev Rfdg
           (AMBAC Insd)................................ 5.625%   09/01/24   $  1,060,370
  1,550    Birmingham, AL Arpt Auth Arpt Rev Rfdg
           (AMBAC Insd)................................ 5.500    07/01/14      1,636,211
                                                                            ------------
                                                                               2,696,581
                                                                            ------------
           ALASKA  1.9%
 10,000    Alaska St Hsg Fin Corp Ser A Rfdg (a)....... 5.000    12/01/18      9,920,200
                                                                            ------------

           ARIZONA  1.7%
  1,425    Arizona Cap Fac Fin Corp Student Hsg Rev AZ
           St Univ Proj................................ 6.250    09/01/32      1,494,511
  2,500    Arizona Sch Fac Brd Rev St Sch Impt......... 5.500    07/01/17      2,703,225
  3,375    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg (FSA
           Insd)....................................... 7.250    07/15/10      3,505,309
  1,000    Scottsdale, AZ Indl Dev Auth Hosp Rev
           Scottsdale Hlthcare (b)..................... 5.800    12/01/31      1,005,140
                                                                            ------------
                                                                               8,708,185
                                                                            ------------
           ARKANSAS  0.3%
  1,500    Arkansas St Dev Fin Auth Hosp Rev Washington
           Regl Med Ctr................................ 7.375    02/01/29      1,583,550
                                                                            ------------

           CALIFORNIA  1.2%
  2,630    Anaheim, CA Pub Fin Auth Lease Rev Cap
           Apprec Sub Pub Impts Proj C (FSA Insd)......   *      09/01/20      1,005,133
  3,865    California Hlth Fac Auth Rev Kaiser
           Permanente Med Ctr.......................... 5.450    10/01/13      3,905,737
  5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................   *      01/15/25      1,280,750
                                                                            ------------
                                                                               6,191,620
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           COLORADO  1.5%
$ 8,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
           E-470 Proj Ser C (Prerefunded @ 08/31/05)...   *      08/31/26   $  1,574,200
  4,000    Colorado Hlth Facs Auth Rev Catholic Hlth
           Initiatives................................. 5.250%   09/01/21      3,963,240
    740    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser B1...................................... 7.900    12/01/25        788,070
    310    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser D-1 Rfdg................................ 8.000    12/01/24        331,108
    872    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser E....................................... 8.125    12/01/24        898,896
                                                                            ------------
                                                                               7,555,514
                                                                            ------------
           CONNECTICUT  0.9%
  3,250    Connecticut St Spl Oblig Pkg Rev Bradley
           Intl Arpt Ser A (ACA Insd).................. 6.600    07/01/24      3,503,110
  1,000    Hartford, CT Pkg Sys Rev Ser A.............. 6.400    07/01/20      1,058,040
                                                                            ------------
                                                                               4,561,150
                                                                            ------------
           FLORIDA  1.7%
  2,000    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMBAC
           Insd)....................................... 5.250    10/01/26      2,013,960
  2,000    Escambia Cnty, FL Hlth Facs Auth Rev (AMBAC
           Insd)....................................... 5.950    07/01/20      2,240,380
  4,600    Tampa Bay Wtr FL Util Sys Rev Ser A (FGIC
           Insd)....................................... 4.750    10/01/27      4,427,960
                                                                            ------------
                                                                               8,682,300
                                                                            ------------
           GEORGIA  1.1%
  1,000    Atlanta, GA Arpt Rev Ser B (FGIC Insd)...... 5.625    01/01/30      1,044,870
  3,770    Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
           Oglethorpe Pwr Corp Scherer Ser A........... 6.800    01/01/12      4,473,972
                                                                            ------------
                                                                               5,518,842
                                                                            ------------
           HAWAII  0.4%
  1,925    Hawaii St Arpt Sys Rev Rfdg (FGIC Insd)..... 5.250    07/01/21      1,934,278
                                                                            ------------

           ILLINOIS  14.7%
    345    Aurora, IL Single Family Mtg Rev Ser B Rfdg
           (GNMA Collateralized)....................... 8.050    09/01/25        385,272
  3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA
           Insd).......................................   *      01/01/30        798,562
  2,000    Chicago, IL Brd of Ed (FGIC Insd)........... 5.500    12/01/31      2,080,340
  5,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform
           Ser A (FGIC Insd)...........................   *      12/01/28      1,171,950

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 1,000    Chicago, IL Midway Arpt Rev Ser A (FSA
           Insd)....................................... 5.100%   01/01/31   $    981,320
  5,000    Chicago, IL O'Hare Intl Arpt Rev Second Lien
           Passenger Fac B (AMBAC Insd)................ 5.125    01/01/32      4,992,750
  5,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           Intl Terminal (MBIA Insd)................... 6.750    01/01/18      5,130,650
  1,895    Chicago, IL Pk Dist Hbr Fac Rev............. 5.875    01/01/16      2,065,777
  4,500    Chicago, IL Proj Ser A Rfdg (MBIA Insd)..... 5.000    01/01/41      4,419,990
  5,000    Chicago, IL Sch Fin Auth Ser A (MBIA Insd)
           (a)......................................... 5.000    06/01/09      5,222,350
  1,000    Chicago, IL Wastewtr Transmission Rev (MBIA
           Insd)....................................... 5.750    01/01/25      1,069,330
  3,000    Cicero, IL Alt Rev Source (Prerefunded @
           12/01/04) (MBIA Insd)....................... 6.500    12/01/14      3,401,280
  5,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd).... 5.000    11/15/23      4,970,150
  2,170    Cook Cnty, IL Cmnty High Sch Dist No 219
           Niles Twp (FSA Insd)........................   *      12/01/11      1,408,851
  2,260    Cook Cnty, IL Cmnty High Sch Dist No 219
           Niles Twp (FSA Insd)........................   *      12/01/12      1,384,566
  2,235    Cook Cnty, IL Cmnty High Sch Dist No 219
           Niles Twp (FSA Insd)........................   *      12/01/13      1,288,567
  2,000    Cook Cnty, IL Ser A (FGIC Insd)............. 5.125    11/15/26      2,009,100
  3,110    Du Page Cnty, IL Trans Rev (FSA Insd)....... 5.750    01/01/17      3,395,218
  6,465    Du Page Wtr Commn IL Rfdg (b)............... 5.250    03/01/11      7,060,750
  3,695    Illinois Dev Fin Auth Rev Loc Govt Pgm
           Aurora East Sch (MBIA Insd).................   *      12/01/16      1,780,325
  2,500    Illinois Hlth Fac Auth Rev Edward Hosp Oblig
           Grp B (FSA Insd)............................ 5.125    02/15/25      2,493,050
  2,500    Illinois Hlth Facs Auth Rev Loyola Univ Hlth
           Sys Ser A................................... 6.125    07/01/31      2,512,050
  1,400    Illinois Hsg Dev Auth Rev Homeowner Mtg
           G2.......................................... 6.050    08/01/29      1,467,732
  2,135    Mc Henry Cnty, IL Cmnty High Sch Dist No.
           154 Cap Apprec (FGIC Insd)..................   *      01/01/14      1,196,006
  1,440    Mc Henry Cnty, IL Cmnty High Sch Dist No.
           154 Cap Apprec (FGIC Insd)..................   *      01/01/17        666,922
  1,250    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expo Proj (FGIC
           Insd)....................................... 5.375    12/15/18      1,304,162
  1,000    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expo Proj Rfdg (FGIC
           Insd)....................................... 5.500    12/15/24      1,042,740

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 2,000    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expo Proj Rfdg (FGIC
           Insd)....................................... 5.250%   12/15/28   $  2,028,900
  5,000    Regional Tran Auth IL Ser B (AMBAC Insd).... 8.000    06/01/17      6,831,850
  1,150    Will Cnty, IL Cmnty Sch Dist 365U Vly View
           Ser B (FSA Insd)............................   *      11/01/15        587,132
                                                                            ------------
                                                                              75,147,642
                                                                            ------------
           INDIANA  2.2%
  1,000    Allen Cnty, IN Juvenile Justice Ctr First
           Mtg (AMBAC Insd)............................ 5.500    01/01/18      1,059,450
  4,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
           Hosp Proj (MBIA Insd)....................... 6.850    07/01/22      4,185,800
  2,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
           Regl Hosp Rfdg (FSA Insd)................... 7.000    08/15/15      2,481,040
  1,500    Indiana St Dev Fin Auth Rev Exemp Fac
           Rfdg........................................ 5.950    08/01/30      1,535,520
  1,000    Mishawaka, IN Sch Bldg Corp First Mtg (AMBAC
           Insd)....................................... 5.000    01/15/22        994,260
  1,220    North Adams, IN Cmnty Sch Cap Apprec First
           Mtg (FSA Insd)..............................   *      07/15/16        592,688
  1,230    North Admas, IN Cmnty Sch Cap Apprec First
           Mtg (FSA Insd)..............................   *      01/15/17        575,332
                                                                            ------------
                                                                              11,424,090
                                                                            ------------
           KANSAS  0.7%
    700    Sedgwick & Shawnee Cntys, KS Single Family
           Rev Coll Mtg Ser A -II Rfdg (GNMA
           Collateralized)............................. 8.050    05/01/24        775,943
  1,170    Sedgwick Cnty, KS Single Family Rev Coll Mtg
           Ser A -III Rfdg (GNMA Collateralized)....... 8.125    05/01/24      1,266,665
  1,255    Wichita, KS Hosp Rev Fac Impt Ser III
           Rfdg........................................ 5.625    11/15/31      1,279,372
                                                                            ------------
                                                                               3,321,980
                                                                            ------------
           KENTUCKY  2.1%
  6,750    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
           Delta Airl Proj Ser A....................... 7.125    02/01/21      6,414,322
  4,450    Louisville & Jefferson Cnty, KY Met Swr Dist
           Drainage Rev Rfdg (MBIA Insd)............... 5.300    05/15/19      4,507,538
                                                                            ------------
                                                                              10,921,860
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           LOUISIANA  2.0%
$ 1,920    Louisiana Hsg Fin Agy Mtg Rev Multi-Family
           Emerald Pointe Apts (FHA Gtd)............... 7.100%   11/01/33   $  2,005,210
  1,125    Louisiana Hsg Fin Agy Mtg Rev Single Family
           Access Pgm Ser B (GNMA Collateralized)...... 8.000    03/01/25      1,255,230
  3,000    Louisiana St Energy & Pwr Auth Pwr Proj Rev
           Rfdg (FSA Insd)............................. 5.750    01/01/12      3,409,320
  3,000    Saint Charles Parish, LA Environmental Impt
           Rev LA Pwr & Lt Co Ser A (AMBAC Insd)....... 6.875    07/01/24      3,325,200
                                                                            ------------
                                                                               9,994,960
                                                                            ------------
           MARYLAND  0.2%
  1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A................. 5.750    06/01/29        997,880
                                                                            ------------

           MASSACHUSETTS  2.1%
  3,955    Massachusetts Bay Trans Auth Gen Trans Sys
           Ser A Rfdg.................................. 5.500    03/01/12      4,436,838
     75    Massachusetts Bay Trans Auth MA Ser B Rfdg
           (Prerefunded @ 03/01/03) (MBIA Insd)........ 6.000    03/01/10         80,191
  2,175    Massachusetts Bay Trans Auth MA Ser B Rfdg
           (MBIA Insd)................................. 6.000    03/01/10      2,317,310
  1,500    Massachusetts St Grant Antic Nt Ser A....... 5.750    06/15/15      1,668,000
  1,500    Massachusetts St Hlth & Ed Fac Auth Rev
           Partners Hlthcare Sys Ser C................. 5.750    07/01/32      1,544,850
  1,000    Massachusetts St Hlth & Ed Fac Auth Rev
           Saint Mem Med Ctr Ser A..................... 6.000    10/01/23        870,600
                                                                            ------------
                                                                              10,917,789
                                                                            ------------
           MICHIGAN  1.5%
  1,680    Michigan Higher Ed Fac Auth Rev Ltd Oblig
           Hope College Proj Rfdg (Connie Lee Insd).... 7.000    10/01/14      1,888,454
  3,350    Michigan St Hosp Fin Auth Rev Hosp Mid-MI
           Oblig Grp (Prerefunded @ 12/01/02).......... 6.800    12/01/14      3,583,394
  1,000    Michigan St Hosp Fin Auth Rev Hosp Sparrow
           Oblig Grp Rfdg.............................. 5.625    11/15/36        993,300
  1,000    Michigan St Strategic Fd Detroit Edison
           Pollutn Ctl Ser B Rfdg...................... 5.650    09/01/29      1,016,280
                                                                            ------------
                                                                               7,481,428
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MISSISSIPPI  2.2%
$ 1,250    Gulfport, MS Hosp Fac Rev Mem Hosp at
           Gulfport Proj A (b)......................... 5.750%   07/01/31   $  1,258,450
  2,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
           Sys Energy Res Inc Proj..................... 5.875    04/01/22      1,982,280
  1,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
           Sys Energy Res Inc Proj Rfdg................ 5.900    05/01/22        994,120
  3,970    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser B (GNMA Collateralized)...... 7.900    03/01/25      4,433,339
  1,050    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser C (GNMA Collateralized)...... 8.125    12/01/24      1,136,446
  1,539    Mississippi Home Corp Single Family Rev Mtg
           Access Pgm Ser E (GNMA Collateralized)...... 8.100    12/01/25      1,673,493
                                                                            ------------
                                                                              11,478,128
                                                                            ------------
           MISSOURI  1.0%
  2,100    Kansas City, MO Arpt Rev Gen Impt Ser A (FSA
           Insd)....................................... 6.900    09/01/10      2,314,704
  1,345    Kansas City, MO Met Cmnty College Bldg Corp
           Rev Leasehold Jr College Impt & Rfdg (FGIC
           Insd)....................................... 5.500    07/01/17      1,431,497
  1,400    Saint Louis, MO Arpt Rev.................... 6.000    01/01/04      1,453,788
                                                                            ------------
                                                                               5,199,989
                                                                            ------------
           NEBRASKA  0.4%
  2,050    American Pub Energy Agy NE Gas Sup Rev NE
           Pub Gas Agy Proj Ser A (AMBAC Insd)......... 4.375    06/01/10      2,048,483
                                                                            ------------

           NEW HAMPSHIRE  0.5%
  1,155    New Hampshire Hlth & Ed Fac Auth Rev
           Derryfield Sch.............................. 7.000    07/01/30      1,214,679
  1,000    New Hampshire St Bus Fin Auth Wtr Fac Rev
           Pennichuck Wtrwks Inc (AMBAC Insd).......... 6.300    05/01/22      1,086,410
                                                                            ------------
                                                                               2,301,089
                                                                            ------------
           NEW JERSEY  5.0%
 10,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd)........................ 5.900    03/15/21     11,452,200
  8,000    New Jersey Econ Dev Auth Wtr Fac Rev NJ
           American Wtr Co Inc Proj Ser A (FGIC
           Insd)....................................... 6.875    11/01/34      8,905,600
  4,650    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
           Pub Svc Elec & Gas Ser D Rfdg (MBIA Insd)... 6.550    10/01/29      5,142,110
                                                                            ------------
                                                                              25,499,910
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK  19.0%
$ 1,500    Broome Cnty, NY Ctf Partn Pub Safety Fac
           (MBIA Insd)................................. 5.250%   04/01/15   $  1,543,635
  1,500    Metropolitan Trans Auth NY Commuter Fac Rev
           Ser A (MBIA Insd)........................... 5.625    07/01/27      1,582,905
  3,605    Metropolitan Trans Auth NY Trans Fac Rev Ser
           B (FGIC Insd)............................... 4.750    07/01/26      3,450,742
  3,000    Metropolitan Trans Auth NY Trans Fac Rev Svc
           Contract Ser R.............................. 5.500    07/01/17      3,190,560
  4,250    New York City Indl Dev Agy Civic Fac Rev
           USTA Natl Tennis Cent Proj (FSA Insd)....... 6.375    11/15/14      4,750,225
  1,300    New York City Indl Dev Civic YMCA Gtr NY
           Proj........................................ 5.800    08/01/16      1,336,283
  1,325    New York City Ser B1 (Prerefunded @
           08/15/04)................................... 7.000    08/15/16      1,505,624
  2,225    New York City Ser F Rfdg.................... 6.000    08/01/11      2,422,558
  2,500    New York City Ser H......................... 5.750    03/15/12      2,786,675
  2,525    New York St Dorm Auth Lease Rev Muni Hlth
           Fac Impt Pgm Ser A (FSA Insd)............... 5.500    05/15/25      2,612,239
  1,625    New York St Dorm Auth Lease Rev St Univ Dorm
           Fac Ser A................................... 6.000    07/01/14      1,855,149
  1,450    New York St Dorm Auth Lease Rev St Univ Dorm
           Fac Ser C (MBIA Insd)....................... 5.500    07/01/29      1,515,424
  2,970    New York St Dorm Auth Rev City Univ Ser F... 5.000    07/01/14      2,992,216
  2,600    New York St Dorm Auth Rev Cons City Univ Sys
           Second Gen Res Ser A........................ 5.750    07/01/13      2,982,772
  5,050    New York St Dorm Auth Rev Cons City Univ Sys
           Second Gen Res Ser B........................ 5.375    07/01/07      5,490,714
  3,100    New York St Dorm Auth Rev Cons City Univ Sys
           Ser A....................................... 5.625    07/01/16      3,465,955
  2,545    New York St Dorm Auth Rev Mental Hlth Svc
           Fac Impt D (FSA Insd)....................... 5.875    02/15/14      2,856,406
  2,550    New York St Dorm Auth Rev Mental Hlth Svc
           Fac Ser B Rfdg.............................. 5.750    08/15/11      2,787,303
    650    New York St Dorm Auth Rev Ser B (Prerefunded
           @ 05/19/09)................................. 7.500    05/15/11        829,816
  5,000    New York St Dorm Auth Rev St Univ Ed Fac Ser
           A........................................... 5.500    05/15/08      5,495,550
  1,350    New York St Dorm Auth Rev St Univ Ed Fac Ser
           B (Prerefunded @ 05/15/09).................. 7.500    05/15/11      1,638,212

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 5,000    New York St Med Care Fac Fin Agy Rev NY
           Downtown Hosp Ser A (Prerefunded @
           02/15/05)................................... 6.800%   02/15/20   $  5,766,850
  6,750    New York St Med Care Fac Fin Agy Rev NY Hosp
           Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
           Insd)....................................... 6.300    08/15/06      7,680,285
  7,000    New York St Med Care Fac Fin Agy Rev NY Hosp
           Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
           Insd)....................................... 6.400    08/15/07      7,986,720
  3,050    New York St Mtg Agy Rev Homeowner Mtg Ser
           82.......................................... 5.650    04/01/30      3,115,758
  5,695    New York St Thruway Auth Svc Contract Rev
           Loc Hwy & Brdg.............................. 5.750    04/01/08      6,259,659
  7,500    New York St Thruway Auth Svc Contract Rev
           Loc Hwy & Brdg.............................. 5.250    04/01/13      7,729,875
  1,550    New York St Urban Dev Corp Rev Correctional
           Cap Fac Ser 7............................... 5.700    01/01/27      1,610,497
                                                                            ------------
                                                                              97,240,607
                                                                            ------------
           NORTH CAROLINA  2.9%
 11,000    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev Rfdg (MBIA Insd)................... 6.000    01/01/12     12,688,060
  2,230    Raleigh Durham, NC Arpt Auth Ser A (FGIC
           Insd)....................................... 5.250    11/01/17      2,327,919
                                                                            ------------
                                                                              15,015,979
                                                                            ------------
           NORTH DAKOTA  0.5%
  2,375    North Dakota St Hsg Fin Agy Rev Hsg Fin Pgm
           Home Mtg Fin Ser B (MBIA Insd).............. 5.500    07/01/29      2,391,079
                                                                            ------------

           OHIO  1.2%
  1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj........................................ 7.500    01/01/30      1,086,660
  2,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare A
           Impt & Rfdg................................. 5.250    10/01/33      1,973,980
  1,000    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
           Rfdg........................................ 6.375    05/15/11      1,045,310
  2,125    Ohio Muni Elec Gen Agy Jt Vent 5 Ctf Ben Int
           (MBIA Insd).................................   *      02/15/26        595,021

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           OHIO (CONTINUED)
$ 1,590    Pickerington, OH Loc Sch Dist Cap Apprec Sch
           Fac Contr (FGIC Insd) (b)...................   *      12/01/15   $    814,223
  1,000    Pickerington, OH Loc Sch Dist Cap Apprec Sch
           Fac Contr (FGIC Insd) (b)...................   *      12/01/16        481,830
                                                                            ------------
                                                                               5,997,024
                                                                            ------------
           OKLAHOMA  0.9%
  1,100    Oklahoma City, OK Indl & Cultural Fac Tr Rev
           Dist Heating & Cooling Trigen (LOC: Societe
           Generale)................................... 6.750%   09/15/17      1,103,102
  2,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg (FSA
           Insd)....................................... 5.750    07/01/30      2,151,680
  1,250    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
           (AMBAC Insd)................................ 6.250    11/01/22      1,403,675
                                                                            ------------
                                                                               4,658,457
                                                                            ------------
           OREGON  0.8%
  4,000    Portland, OR Swr Sys Rev Ser A (FGIC
           Insd)....................................... 5.750    08/01/18      4,335,480
                                                                            ------------

           PENNSYLVANIA  5.2%
    700    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd).......................................   *      03/15/14        393,512
  1,830    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
           Insd).......................................   *      09/15/14      1,005,073
  5,330    McGuffey Sch Dist PA Ser B (AMBAC Insd)..... 4.750    08/01/28      5,086,579
  4,000    Pennsylvania Intergovt Coop Auth Spl Tax Rev
           Philadelphia Fdg Pgm (Prerefunded @
           06/15/05) (FGIC Insd)....................... 6.750    06/15/21      4,529,400
  3,700    Pennsylvania St Higher Ed Fac Auth College &
           Univ Rev (MBIA Insd)........................ 4.750    07/15/33      3,511,152
  1,000    Pennsylvania St Tpk Comm Oil Franchise Tax
           Rev SubSer B (AMBAC Insd)................... 4.750    12/01/27        955,330
  1,000    Philadelphia, PA Gas Wks Rev First Ser A
           (FSA Insd).................................. 5.000    07/01/26        990,830
  2,440    Philadelphia, PA Sch Dist Ser A (FSA
           Insd)....................................... 5.750    02/01/11      2,780,429
  5,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Regl
           Asset Dist Sales Tax (AMBAC Insd)........... 5.000    02/01/29      4,981,150
  2,000    Radnor Twp, PA Sch Dist..................... 5.750    03/15/26      2,098,080
                                                                            ------------
                                                                              26,331,535
                                                                            ------------
           RHODE ISLAND  1.6%
  7,800    Rhode Island Hsg & Mtg Fin Corp
           Homeownership Opportunity Ser 5............. 6.400    04/01/24      8,044,374
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           TENNESSEE  0.7%
$ 1,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
           First Mtg Ser B Impt & Rfdg................. 8.000%   07/01/33   $  1,114,300
  1,500    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
           Ser B Impt & Rfdg (MBIA Insd)............... 7.750    07/01/29      1,905,435
  1,300    Franklin, TN Spl Sch Dist Cap Apprec (FSA
           Insd).......................................   *      06/01/16        636,805
                                                                            ------------
                                                                               3,656,540
                                                                            ------------
           TEXAS  8.4%
  1,000    Brazos River Auth TX Rev Houston Ltg & Pwr
           Co Proj Rfdg (AMBAC Insd)................... 5.050    11/01/18      1,011,980
    825    Brazos, TX Higher Ed Auth Inc Student Ln Rev
           SubSer A2 Rfdg.............................. 6.800    12/01/04        894,086
  1,084    Brazos, TX Higher Ed Auth Inc Student Ln Rev
           SubSer C2 Rfdg (Std Lns Gtd)................ 7.100    11/01/04      1,178,883
  1,315    Dallas Cnty, TX Cmnty College Dist Rev Fin
           Sys (AMBAC Insd)............................ 5.375    02/15/19      1,352,964
  3,000    Dallas Cnty, TX Util & Reclamation Dist Ser
           B Rfdg (AMBAC Insd)......................... 5.875    02/15/29      3,151,230
  5,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev American Airl Inc.................. 7.250    11/01/30      4,716,800
  5,340    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airl Inc..................... 7.625    11/01/21      5,288,736
  1,500    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airl Inc..................... 7.125    11/01/26      1,401,795
  2,500    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
           (FGIC Insd)................................. 5.750    11/01/30      2,613,175
  2,000    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Mem Hermann Hlthcare Ser A.................. 6.375    06/01/29      2,131,440
  2,500    Houston, TX Pub Impt Ser A Rfdg (FSA
           Insd)....................................... 5.375    03/01/14      2,683,775
  2,910    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser C
           (FGIC Insd)................................. 5.375    12/01/27      2,987,552
  5,140    Little Elm, TX Indpt Sch Dist Rfdg (PSFG
           Insd)....................................... 6.750    08/15/29      5,744,053
  1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj......................... 7.250    01/01/31      1,572,375
  1,750    Sabine River Auth TX Pollutn Ctl Rev TX Elec
           Proj Ser A Rfdg............................. 6.450    06/01/21      1,805,370

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           TEXAS (CONTINUED)
$ 2,000    Tarrant Cnty, TX Jr College Dist............ 5.050%   02/15/10   $  2,104,460
  2,000    Texas St Dept Hsg & Cmnty Affairs Single
           Family Rev Mtg Jr Lien Ser A Rfdg........... 8.100    09/01/15      2,187,280
                                                                            ------------
                                                                              42,825,954
                                                                            ------------
           WASHINGTON  5.1%
  3,750    Chelan Cnty, WA Pub Util Dist No 001 Cons
           Rev Chelan Hydro Ser A (MBIA Insd).......... 5.600    01/01/36      3,888,750
  2,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd)............................. 5.500    07/01/18      2,645,650
  1,400    King Cnty, WA Hsg Auth Hsg Rev Pooled Sr Ser
           A Rfdg...................................... 6.700    03/01/15      1,477,882
  3,500    Port Seattle, WA Rev Ser A (FGIC Insd)...... 5.000    04/01/31      3,444,210
  2,120    Seattle, WA Muni Lt & Pwr Rev............... 5.625    12/01/17      2,243,448
  5,000    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg
           (FSA Insd).................................. 5.500    03/01/17      5,293,250
  4,750    Tacoma, WA Elec Sys Rev Ser A Rfdg (FSA
           Insd)....................................... 5.750    01/01/14      5,297,200
  1,500    Tacoma, WA Elec Sys Ser B Rfdg (FSA Insd)... 5.500    01/01/12      1,673,730
                                                                            ------------
                                                                              25,964,120
                                                                            ------------
           WEST VIRGINIA  2.2%
  2,500    Berkeley Cnty, WV Bldg Comm Hosp Rev City
           Hosp Proj................................... 6.500    11/01/22      2,539,325
  5,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
           Proj Ser C Rfdg (MBIA Insd)................. 6.850    06/01/22      5,219,200
  1,215    West Virginia St Hsg Dev Fd Hsg Fin Ser A... 5.450    11/01/21      1,261,061
  2,000    West Virginia St Hsg Dev Fd Ser A........... 5.550    05/01/17      2,050,800
                                                                            ------------
                                                                              11,070,386
                                                                            ------------
           WISCONSIN  1.8%
  5,000    Madison, WI Indl Dev Rev Madison Gas & Elec
           Co Proj Ser A............................... 6.750    04/01/27      5,137,200
  3,000    Wisconsin Hsg & Econ Dev Auth Homeownership
           Rev Ser A................................... 6.450    03/01/17      3,102,450
  1,250    Wisconsin St Hlth & Ed Fac Auth Rev Froedert
           & Cmnty Hlth Oblig.......................... 5.375    10/01/30      1,211,625
                                                                            ------------
                                                                               9,451,275
                                                                            ------------
           WYOMING  0.2%
  1,000    University WY Univ Rev Fac Impt (FSA
           Insd)....................................... 5.500    06/01/18      1,062,300
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           PUERTO RICO  2.6%
$10,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser Y Rfdg (FSA Insd)....................... 6.250%   07/01/21   $ 12,054,000
  1,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
           Ser V Rfdg.................................. 5.750    07/01/18      1,007,820
                                                                            ------------
                                                                              13,061,820
                                                                            ------------
TOTAL INVESTMENTS  98.9%
  (Cost $463,314,684)....................................................    505,194,378
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%..............................      5,714,226
                                                                            ------------

NET ASSETS  100.0%.......................................................   $510,908,604
                                                                            ============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSFG--Permanent School Fund Guaranty
FHA--Federal Housing Administration
Std Lns--Student Loans

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $463,314,684).......................    $505,194,378
Receivables:
  Investments Sold..........................................       9,161,076
  Interest..................................................       8,095,786
Other.......................................................           4,556
                                                                ------------
    Total Assets............................................     522,455,796
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      10,433,155
  Custodian Bank............................................         259,767
  Investment Advisory Fee...................................         259,309
  Income Distributions--Common and Preferred Shares.........         230,126
  Administrative Fee........................................          86,436
  Affiliates................................................          13,005
Trustees' Deferred Compensation and Retirement Plans........         155,882
Accrued Expenses............................................         109,512
                                                                ------------
    Total Liabilities.......................................      11,547,192
                                                                ------------
NET ASSETS..................................................    $510,908,604
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 7,600 issued with liquidation preference of
  $25,000 per share)........................................    $190,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 19,106,785 shares issued and
  outstanding)..............................................         191,068
Paid in Surplus.............................................     282,026,829
Net Unrealized Appreciation.................................      41,879,694
Accumulated Undistributed Net Investment Income.............       2,240,321
Accumulated Net Realized Loss...............................      (5,429,308)
                                                                ------------
    Net Assets Applicable to Common Shares..................     320,908,604
                                                                ------------
NET ASSETS..................................................    $510,908,604
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($320,908,604 divided by
  19,106,785 shares outstanding)............................    $      16.80
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................    $28,472,415
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,130,849
Administrative Fee..........................................        999,077
Preferred Share Maintenance.................................        511,078
Legal.......................................................         41,162
Trustees' Fees and Related Expenses.........................         36,079
Custody.....................................................         28,838
Other.......................................................        247,265
                                                                -----------
    Total Expenses..........................................      4,994,348
                                                                -----------
NET INVESTMENT INCOME.......................................    $23,478,067
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 6,757,634
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     26,111,931
  End of the Period.........................................     41,879,694
                                                                -----------
Net Unrealized Appreciation During the Period...............     15,767,763
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $22,525,397
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $46,003,464
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 23,478,067        $ 23,676,431
Net Realized Gain...................................      6,757,634             900,101
Net Unrealized Appreciation During the Period.......     15,767,763          12,085,166
                                                       ------------        ------------
Change in Net Assets from Operations................     46,003,464          36,661,698
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................    (15,007,745)        (16,545,654)
  Preferred Shares..................................     (6,595,860)         (7,756,640)
                                                       ------------        ------------
Total Distributions.................................    (21,603,605)        (24,302,294)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     24,399,859          12,359,404
NET ASSETS:
Beginning of the Period.............................    486,508,745         474,149,341
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $2,240,321
  and $360,982, respectively).......................   $510,908,604        $486,508,745
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                        -------------------------------
                                                         2001        2000        1999
                                                        -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)..........  $ 15.52    $  14.87    $  16.93
                                                        -------    --------    --------
  Net Investment Income...............................     1.23        1.24        1.22
  Net Realized and Unrealized Gain/Loss...............     1.18         .68       (2.06)
                                                        -------    --------    --------
Total from Investment Operations......................     2.41        1.92        (.84)
                                                        -------    --------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.......................      .79         .87         .90
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders..........................      .34         .40         .32
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.......................      -0-         -0-         -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders..........................      -0-         -0-         -0-
                                                        -------    --------    --------
Total Distributions...................................     1.13        1.27        1.22
                                                        -------    --------    --------
NET ASSET VALUE, END OF THE PERIOD....................  $ 16.80    $  15.52    $  14.87
                                                        =======    ========    ========
Market Price Per Share at End of the Period...........  $14.350    $12.9375    $12.9375
Total Investment Return at Market Price (b)...........   17.27%       6.86%     -13.16%
Total Return at Net Asset Value (c)...................   13.59%      10.56%      -7.16%
Net Assets at End of the Period (In millions).........  $ 510.9    $  486.5    $  474.1
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)...................................    1.61%       1.75%       1.66%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).....................    7.56%       8.34%       7.55%
Portfolio Turnover....................................      32%         26%         33%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)................................    1.00%       1.05%       1.03%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e).....................    5.44%       5.61%       5.56%
SENIOR SECURITIES:
Total Preferred Shares Outstanding....................    7,600       7,600       7,600
Asset Coverage Per Preferred Share (f)................  $67,225    $ 64,014    $ 62,388
Involuntary Liquidating Preference Per Preferred
  Share...............................................  $25,000    $ 25,000    $ 25,000
Average Market Value Per Preferred Share..............  $25,000    $ 25,000    $ 25,000

 * Non-Annualized

(a) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                      SEPTEMBER 25, 1992
                                                                       (COMMENCEMENT OF
YEAR ENDED OCTOBER 31,                                                    INVESTMENT
-------------------------------------------------------------------     OPERATIONS) TO
      1998       1997       1996       1995       1994       1993      OCTOBER 31, 1992
----------------------------------------------------------------------------------------
    $  16.35   $  15.68   $  15.61   $  13.99   $  17.18   $  14.59        $  14.77
    --------   --------   --------   --------   --------   --------        --------
        1.25       1.26       1.29       1.33       1.35       1.37             .06
         .59        .72        .16       1.70      (3.15)      2.41            (.24)
    --------   --------   --------   --------   --------   --------        --------
        1.84       1.98       1.45       3.03      (1.80)      3.78            (.18)
    --------   --------   --------   --------   --------   --------        --------
         .91        .96       1.02       1.02       1.02        .89             -0-
         .35        .35        .36        .39        .28        .30             -0-
         -0-        -0-        -0-        -0-        .07        -0-             -0-
         -0-        -0-        -0-        -0-        .02        -0-             -0-
    --------   --------   --------   --------   --------   --------        --------
        1.26       1.31       1.38       1.41       1.39       1.19             -0-
    --------   --------   --------   --------   --------   --------        --------
    $  16.93   $  16.35   $  15.68   $  15.61   $  13.99   $  17.18        $  14.59
    ========   ========   ========   ========   ========   ========        ========
    $15.8125   $15.0625   $ 14.750   $ 14.375   $ 12.750   $ 16.000        $ 13.875
      11.33%      8.96%      9.88%     21.06%    -14.17%     22.08%          -7.50%*
       9.35%     10.74%      7.22%     19.46%    -12.71%     24.24%          -2.73%*
    $  513.4   $  502.5   $  489.7   $  488.3   $  457.3   $  518.2        $  468.7
       1.64%      1.66%      1.72%      1.72%      1.64%      1.66%           1.12%
       7.48%      7.99%      8.31%      8.94%      8.63%      8.43%           3.73%
         30%        49%        37%        79%       133%       112%             15%*
       1.03%      1.02%      1.05%      1.03%      1.00%      1.03%           1.00%
       5.35%      5.76%      5.99%      6.31%      6.81%      6.57%           3.52%
       3,800      3,800      3,800      3,800      3,800      3,800           3,800
    $135,105   $132,234   $128,865   $128,498   $120,355   $136,368        $123,343
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000        $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for the fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $1,151,139.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $5,344,931, which will expire between October 31, 2003 and October 31, 2007. Net realized gains or losses differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At October 31, 2001, for federal income tax purposes the cost of long-term investments is $463,399,060; the aggregate gross unrealized appreciation is $42,475,685 and the aggregate gross unrealized depreciation is $680,367, resulting in net unrealized appreciation on long-term investments of $41,795,318.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent book and tax difference relating to expenses that are not deductible

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

for tax purposes totaling $4,877 was reclassified from accumulated undistributed net investment income to capital.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $15,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $50,600 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $162,167,958 and $160,892,261, respectively.

4. PREFERRED SHARES

The Trust has outstanding 7,600 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 2,000 shares while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on October 31, 2001 was 1.928%. During the year ended October 31, 2001, the rates ranged from 1.80% to 6.90%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Advantage Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Advantage Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Advantage Municipal Income Trust as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*
INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 99.2% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III................................  17,685,784            189,604
Hugo F. Sonnenschein..................................  17,730,002            145,386

With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
---------------------------------------------------------------------------------------
Theodore A. Myers........................................   5,793                 3

The other trustees of the Trust whose terms did not expire in 2001 are David C. Arch, Rod Dammeyer, Howard J Kerr, and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VKA ANR 12/01                                                  Member NASD/SIPC.
                                                                4544L01-AS-12/01